Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
The undersigned, Joseph J. Wolk, the Chief Financial Officer of Johnson & Johnson, a New Jersey corporation (the “Company”), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

(1)the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2024 (the “Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph J. Wolk
Joseph J. Wolk
Chief Financial Officer

Dated: February 13, 2025
This certification is being furnished to the SEC with this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.